Partners' Equity and Net Income Per Common Unit	6 Months Ended
Jun. 30, 2012
Partners' Equity and Net Income Per Common Unit [Abstract]
Partners' Equity and Net Income Per Common Unit
12.	Partners’ Equity and Net Income Per Common Unit

At June 30, 2012, 68.3% of the Partnership’s common units outstanding were held by the public. The remaining common units, as well as the 2% general partner interest, were held by a subsidiary of Teekay Corporation.

Net Income Per Common Unit

Net income per common unit is determined by dividing net income, after deducting the non-controlling interest and the General Partner’s interest, by the weighted-average number of common units outstanding during the applicable period.

The General Partner’s and common unitholders’ interests in net income are calculated as if all net income was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less the amount of cash reserves established by the Partnership’s board of directors to provide for the proper conduct of the Partnerships’ business, including reserves for maintenance and replacement capital expenditures and anticipated capital requirements. Unlike available cash, net income is affected by non-cash items such as depreciation and amortization, unrealized gains and losses on derivative instruments and unrealized foreign currency translation gains and losses.

During the quarters ended June 30, 2012 and 2011, cash distributions exceeded $0.4025 per common unit and, consequently, the assumed distributions of net income resulted in the use of the increasing percentages to calculate the General Partner’s interest in net income for the purposes of the net income per common unit calculation. For more information on the increasing percentages to calculate the General Partner’s interest in net income refer to the Partnership’s Annual Report on Form 20-F.

Pursuant to the partnership agreement, allocations to partners are made on a quarterly basis.